Instruments eligible as capital	12 Months Ended
Dec. 31, 2023
Instruments Eligible As Capital
Instruments eligible as capital

20. Instruments eligible as capital

	2023	2022
Financial liabilities at fair value through profit or loss
Instruments eligible as capital	3,988	11,507
Total	3,988	11,507

There were no defaults or breaches of instruments eligible as capital or on any financial liability during the years ended December 31, 2023 and 2022.

In June 2019, Nu Financeira issued a subordinated financial note in the amount equivalent to US$18,824 at the issuance date, which was approved as Tier 2 capital by the Central Bank of Brazil in September 2019, for the purposes of calculation of regulatory capital. The note bears a fixed interest rate of 12.8%, matures in 2029, and is callable in 2024.

The Group designated the instruments eligible as capital at fair value through profit (loss) at its initial recognition. The losses of fair value changes arising from its own credit risk in the amount of US$29 were recorded in other comprehensive income (gains of US$2,008 and losses of US$1,051 in the years ended December 31, 2022 and 2021). All other fair value changes and interests in the amount of US$2,762 (US$7,310 and US$3,580 in the years ended December 31, 2022 and 2021) were recognized as profit (loss).

	2023	2022	2022
Balance at beginning of the year	11,507	12,056	15,492
Interest accrued, net of gain from repurchase	(2,815)	(882)	2,137
Fair value changes	53	8,192	(5,717)
Own credit transferred to OCI	29	(2,008)	1,051
Repurchase	(6,126)	-	-
Effect of changes in exchange rates (OCI)	1,340	(5,851)	(907)
Balance at end of the year	3,988	11,507	12,056